SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant    ☑                             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Joint Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PCM Fund, Inc. (“PCM”)

PIMCO Corporate & Income Strategy Fund (“PCN”)

PIMCO Corporate & Income Opportunity Fund (“PTY”)

PIMCO Income Opportunity Fund (“PKO”)

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 30, 2015

PCM FUND, INC.

PIMCO CORPORATE & INCOME STRATEGY FUND

PIMCO CORPORATE & INCOME OPPORTUNITY FUND

PIMCO INCOME OPPORTUNITY FUND

1633 Broadway

New York, New York 10019

To the Shareholders of PCM Fund, Inc. (“PCM”), PIMCO Corporate & Income Strategy Fund (“PCN”), PIMCO Corporate & Income Opportunity Fund (“PTY”) and PIMCO Income Opportunity Fund (“PKO”) (each, a “Fund” and, collectively, the “Funds”):

Notice is hereby given that an Annual Meeting of Shareholders of each Fund (each, a “Meeting”) will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Thursday, April 30, 2015, with each Meeting to be held at 11:30 A.M., Eastern Time for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect Trustees/Directors[1] of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of each Fund has fixed the close of business on February 13, 2015 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the applicable Meeting or any

[1]	Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of PCM, as well as a Trustee or Trustees of PCN, PTY or PKO, as applicable.

adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

By order of the Board of Trustees of each Fund

Joshua D. Ratner
Secretary

New York, New York

February 27, 2015

It is important that your shares be represented at the applicable Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the applicable Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save any additional costs of further proxy solicitations and in order for the applicable Meeting to be held as scheduled.

PCM FUND, INC. (“PCM”)

PIMCO CORPORATE & INCOME STRATEGY FUND (“PCN”)

PIMCO CORPORATE & INCOME OPPORTUNITY FUND (“PTY”)

PIMCO INCOME OPPORTUNITY FUND (“PKO”)

1633 Broadway

New York, New York 10019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETINGS OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2015

This Proxy Statement and the Annual Reports to Shareholders for the fiscal years ended October 31, 2014 for PCN and PKO, November 30, 2014 for PTY and December 31, 2014 for PCM are also available at pimco.com/closedendfunds.

PROXY STATEMENT

February 27, 2015

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 30, 2015

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees/Directors1 (the “Board”) of the shareholders of PCM Fund, Inc. (“PCM”), PIMCO Corporate & Income Strategy Fund (“PCN”), PIMCO Corporate & Income Opportunity Fund (“PTY”) and PIMCO Income Opportunity Fund (“PKO”) (each, a “Fund” and, collectively, the “Funds”) of proxies to be voted at the Annual Meeting of Shareholders of each Fund and any adjournment(s) or postponement(s) thereof. The term “Meeting” is used throughout this joint Proxy Statement to refer to the Annual Meeting of Shareholders of each Fund, as dictated by the context. Each Meeting will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Thursday, April 30, 2015, with each Meeting to be held at 11:30 A.M., Eastern Time.

[1]	Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of PCM, as well as a Trustee or Trustees of PCN, PTY or PKO, as applicable.

The Notice of Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about March 10, 2015.

Each Meeting is scheduled as a meeting of the holders of all shares of the applicable Fund, which consist of holders of common shares of each Fund (the “Common Shareholders”) and holders of preferred shares of PCN and PTY (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. The Shareholders of each Fund will vote on the applicable proposal set forth herein (the “Proposal”) and on any other matters that may properly be presented for vote by the Shareholders of that Fund. The outcome of voting by the Shareholders of one Fund does not affect the outcome for the other Funds.

The Board of each Fund has fixed the close of business on February 13, 2015 as the record date (the “Record Date”) for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the applicable Meeting. The Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. The following table sets forth the number of shares of common stock (“Common Shares”) and shares of preferred stock (“Preferred Shares” and, together with the Common Shares, the “Shares”) issued and outstanding of each Fund at the close of business on the Record Date:

	Outstanding Common Shares	Outstanding Preferred Shares
PCM	11,534,957	N/A
PCN	38,592,491	6,760
PTY	70,538,094	13,000
PKO	14,959,947	N/A

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.

At the Meeting, the election of one Trustee (the “Preferred Shares Trustee”) of PCN will be voted on exclusively by the Preferred Shareholders of that Fund. On each other proposal to be brought before the Meeting (including the election of the nominees other than the Preferred Shares Trustee by all Shareholders), the Preferred Shareholders, if any, will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. As summarized in the table below:

PCM:

The Common Shareholders of PCM, voting as a single class, have the right to vote on the election of Craig A. Dawson and the re-election of Deborah A. DeCotis and Alan Rappaport as Directors of PCM.

PCN:

The Common and Preferred Shareholders of PCN, voting together as a single class, have the right to vote on the election of Craig A. Dawson and the re-election of William B. Ogden and Alan Rappaport as Trustees of PCN; and the Preferred Shareholders of PCN, voting as a separate class, have the right to vote on the re-election of Hans. W. Kertess as a Trustee of PCN.

PTY:

The Common and Preferred Shareholders of PTY, voting together as a single class, have the right to vote on the election of Craig A. Dawson and the re-election of John C. Maney and Deborah A. DeCotis as Trustees of PTY.

PKO:

The Common Shareholders of PKO, voting as a single class, have the right to vote on the election of Craig A. Dawson and the re-election of Deborah A. DeCotis, William B. Ogden, IV and Hans W. Kertess as Trustees of PKO.

Summary

Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees
PCM
Interested Trustee/Nominee
Election of Craig A. Dawson*	✓	N/A
Independent Trustees/Nominees***
Re-election of Alan Rappaport	✓	N/A
Re-election of Deborah A. DeCotis	✓	N/A

Proposal	Common Shareholders	Preferred Shareholders
PCN
Interested Trustee/Nominee
Election of Craig A. Dawson*	✓	✓
Independent Trustees/Nominees***
Election of William B. Ogden, IV	✓	✓
Election of Alan Rappaport	✓	✓
Election of Hans W. Kertess	N/A	✓
PTY
Interested Trustees/Nominees
Election of Craig A. Dawson*	✓	✓
Election of John C. Maney**	✓	✓
Independent Trustee/Nominee***
Election of Deborah A. DeCotis	✓	✓
PKO
Interested Trustee/Nominee
Election of Craig A. Dawson*	✓	N/A
Independent Trustees/Nominees***
Election of William B. Ogden, IV	✓	N/A
Election of Deborah A. DeCotis	✓	N/A
Election of Hans W. Kertess	✓	N/A

*	Mr. Dawson is an “interested person” of each Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), due to his affiliation with PIMCO and its affiliates.
**	Mr. Maney is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.
***	“Independent Trustees” or “Independent Nominees” are those Trustees or nominees who are not “interested persons,” as defined in the 1940 Act of each Fund.

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of Trustees listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by timely delivering a signed, written letter of revocation to the Secretary of the applicable Fund at 1633 Broadway, New York, New York 10019, (ii) by properly executing and timely submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. Please call 1-(877)-536-1558 for information on how to obtain directions to be able to attend the Meeting and vote in person or for information or assistance regarding how to vote by telephone, mail or by internet. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019. PIMCO serves as the investment manager of each Fund. Additional information regarding the Manager may be found under “Additional Information — Investment Manager” below.

The solicitation will be primarily by mail and by telephone and the cost of soliciting proxies for each Fund will be borne by PIMCO. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by PIMCO.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address and also share the same surname. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Secretary of the Fund c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019, or by calling 1-(800)-317-8033 on any business day.

As of the Record Date, the Trustees, nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Shares1. To the knowledge of the Funds, no person beneficially owned more than five percent (5%) of the outstanding Shares of PCM or PKO, respectively, and the following entities beneficially owned more than five percent (5%) of a class of shares of PCN and PTY.

Beneficial Owner	Fund	Percentage of Ownership of Class
Citigroup Inc. 399 Park Avenue New York, New York 10043	PCN	62.9% of Preferred Shares
UBS AG Bahnhofstrasse 45, PO Box CH-8021 Zurich, Switzerland	PCN	7.03% of Preferred Shares

Beneficial Owner	Fund	Percentage of Ownership of Class
Bank of America Corporation 100 North Tryon Street, Charlotte, North Carolina 28255	PCN	6.2% of Preferred Shares
Bank of America Corporation 100 North Tryon Street, Charlotte, North Carolina 28255	PTY	38.8% of Preferred Shares
UBS AG Bahnhofstrasse 45, PO Box CH-8021 Zurich, Switzerland	PTY	24.94% of Preferred Shares
Brigade Capital Management, LLC 399 Park Avenue, 16th Floor New York, New York 10022	PTY	14.7% of Preferred Shares

[1]

Except for Alan Rappaport, a Trustee of the Funds, who owns 1,000 Common Shares of PCN, Craig A. Dawson, a Trustee of the Funds, who owns 125 Common Shares of PTY and Bradford K. Gallagher, a Trustee of the Funds, who owns 4,800 shares of PCM, none of the Trustees or Officers of any Fund owned any of such Funds’ outstanding Shares.

PROPOSAL: ELECTION OF TRUSTEES

In accordance with PCN’s, PTY’s and PKO’s Amended and Restated Agreement and Declarations of Trust (each, a “Declaration”) and PCM’s Articles of Incorporation, as amended (the “Articles”), the Trustees have been divided into the following three classes (each a “Class”): Class I, Class II and Class III. The Nominating Committee of each applicable Fund has recommended the nominees listed herein for election or re-election, as applicable, as Trustees by the Shareholders of PCM, PCN, PTY and PKO.

PCM. With respect to PCM, the term of office of the Class III Directors will expire at the Meeting; the term of office of the Class I Directors will expire at the annual meeting of Shareholders for the 2015-2016 fiscal year (i.e., the annual meeting for the fiscal year running from July 1, 2015 through June 30, 2016 (for information on the Fund’s recent change in fiscal year, see “Additional Information — Independent Registered Public Accounting Firm”)); and the term of office of the Class II Directors will expire at the annual meeting of Shareholders for the 2016-2017 fiscal year (i.e., the annual meeting for the fiscal year running from July 1, 2016 through June 30, 2017). Currently, Alan Rappaport, Deborah A. DeCotis and Craig A. Dawson are Class III Directors. On March 10, 2014, the Board of PCM appointed Craig A. Dawson to serve as a Class III Director, which appointment became effective at the close of business on September 5, 2014. The Nominating Committee has recommended to the Board that Mr. Dawson be nominated for election and Mr. Rappaport and Ms. DeCotis be nominated for re-election by the Common Shareholders as Class III Directors at the Meeting. Consistent with the Fund’s Articles, if elected, the nominees shall hold office for terms coinciding with the Classes of Directors to which they have been designated. Therefore, if elected or re-elected, as applicable, at the Meeting, Messrs. Dawson and Rappaport and Ms. DeCotis will serve terms consistent with the Class III Directors, which will expire at the Fund’s annual meeting of Shareholders for the 2017-2018 fiscal year (i.e., the annual meeting for the fiscal year running from July 1, 2017 through June 30, 2018).

PCN. With respect to PCN, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2015-2016 fiscal year (i.e., the annual meeting for the fiscal year running from August 1, 2015 through July 31, 2016 (for information on the Fund’s recent change in fiscal year, see “Additional Information — Independent Registered Public Accounting Firm”)); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2016-2017 fiscal year (i.e., the annual meeting for the fiscal year running from August 1, 2016 through July 31, 2017). Currently, Alan Rappaport, Hans W. Kertess and William B. Ogden, IV are Class I Trustees. On March 10, 2014, the Board of PCN appointed Craig A. Dawson to serve as a Class III Trustee, which appointment became effective at the close of business on September 5, 2014. Pursuant to the Fund’s Bylaws, as a Trustee appointed to fill a vacancy on the Fund’s Board, Mr. Dawson must stand for election at the Meeting, which is the next annual meeting of Shareholders of the Fund following such appointment. The Nominating Committee has recommended to the Board that Mr. Dawson be nominated for election as a Class III Trustee and that Messrs. Rappaport and Ogden be nominated for re-election as Class I Trustees by the Common Shareholders and Preferred Shareholders, voting as a single class, and that Mr. Kertess be nominated for re-election by the Preferred Shareholders, voting as a separate class, as a Class I Trustee at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected, as applicable, at the Meeting, Messrs. Rappaport, Ogden and Kertess will serve terms consistent with the Class I Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2017-2018 fiscal year (i.e., the annual meeting for the fiscal year running from August 1, 2017 through July 31, 2018) and Mr. Dawson will serve a term consistent with the Class III Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2016-2017 fiscal year (i.e., the annual meeting for the fiscal year running from August 1, 2016 through July 31, 2017).

PTY. With respect to PTY, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2015-2016 fiscal year (i.e., the annual meeting for the fiscal year running from August 1, 2015 through July 31, 2016 (for information on the Fund’s recent change in fiscal year, see “Additional Information — Independent Registered Public Accounting Firm”)); and the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2016-2017 fiscal year (i.e., the annual meeting for the fiscal year running from August 1, 2016 through July 31, 2017). Currently, John C. Maney, Deborah A. DeCotis and Craig A. Dawson are Class III Trustees. On March 10, 2014, the Board of PTY appointed Craig A. Dawson to serve as a Class III Trustee, which appointment became effective at the close of business on September 5, 2014. In addition to his term as a Class III Trustee expiring at the Meeting, pursuant to the Fund’s Bylaws, as a Trustee appointed to fill a vacancy on the Fund’s Board, Mr. Dawson must stand for election at the Meeting, which is the next annual meeting of Shareholders of the Fund following such appointment. The Nominating Committee has recommended to the Board that Mr. Dawson be nominated for election and Mr. Rappaport and Ms. DeCotis be nominated for re-election by the Common Shareholders and Preferred Shareholders, voting as a single class, as Class III Trustees at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected, as applicable, at the Meeting, Messrs. Dawson and Maney and Ms. DeCotis will serve terms consistent with the Class III Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2017-2018 fiscal year (i.e., the annual meeting for the fiscal year running from August 1, 2017 through July 31, 2018).

PKO. With respect to PKO, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2015-2016 fiscal year (i.e., the annual meeting for the fiscal year running from July 1, 2015 through June 30, 2016 (for information on the Fund’s recent change in fiscal year, see “Additional Information — Independent Registered Public Accounting Firm”)); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2016-2017 fiscal year (i.e., the annual meeting for the fiscal year running from July 1, 2016 through June 30, 2017). Currently, Hans W. Kertess, William B. Ogden, IV and Deborah A. DeCotis are Class I Trustees. On March 10, 2014, the Board of PKO appointed Craig A. Dawson to serve as a Class III Trustee, which appointment became effective at the close of business on September 5, 2014. Pursuant to the Fund’s Bylaws, as a Trustee appointed to fill a vacancy on the Fund’s Board, Mr. Dawson must stand for election at the Meeting, which is the next annual meeting of Shareholders of the Fund following such appointment. The Nominating Committee has recommended to the Board that Mr. Dawson be nominated for election as a Class III Trustee and that

Messrs. Kertess and Ogden and Ms. DeCotis be nominated for re-election as Class I Trustees by the Common Shareholders at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected, as applicable, at the Meeting, Messrs. Ogden and Kertess and Ms. DeCotis will serve terms consistent with the Class I Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2017-2018 fiscal year (i.e., the annual meeting for the fiscal year running from July 1, 2017 through June 30, 2018) and Mr. Dawson will serve a term consistent with the Class III Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2016-2017 fiscal year (i.e., the annual meeting for the fiscal year running from July 1, 2016 through June 30, 2017).

All members of the Board of each of PCN, PTY and PKO are and will remain, if elected, “Continuing Trustees,” as such term is defined in the Declaration of the applicable Fund, having either served as Trustee since the inception of the Fund or for thirty-six months, or having been nominated by at least a majority of the Continuing Trustees then members of the Board.

At any annual meeting of Shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of Shareholders (whether or not such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the term (or any remaining term) of the Class of Trustees to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees, and until his or her successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Trustees, any Trustee so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Trustee to which such office has been apportioned and until his or her successor shall be elected and shall qualify.

The following table summarizes the nominees who will stand for re-election or election, as applicable, at the Meeting, the respective Classes of Trustees to which they have been designated and the expiration of their respective terms if re-elected or elected:

Trustee/Director/Nominee	Class	Expiration of Term if Re-Elected/Elected*
PCM
Craig A. Dawson[1]	Class III	Annual Meeting for the 2017-2018 fiscal year
Alan Rappaport	Class III	Annual Meeting for the 2017-2018 fiscal year
Deborah DeCotis	Class III	Annual Meeting for the 2017-2018 fiscal year

Trustee/Director/Nominee	Class	Expiration of Term if Re-Elected/Elected*
PCN
Craig A. Dawson	Class III	Annual Meeting for the 2016-2017 fiscal year
Hans W. Kertess	Class I	Annual Meeting for the 2017-2018 fiscal year
William B. Ogden, IV	Class I	Annual Meeting for the 2017-2018 fiscal year
Alan Rappaport	Class I	Annual Meeting for the 2017-2018 fiscal year
PTY
Craig A. Dawson	Class III	Annual Meeting for the 2017-2018 fiscal year
John C. Maney[1]	Class III	Annual Meeting for the 2017-2018 fiscal year
Deborah A. DeCotis	Class III	Annual Meeting for the 2017-2018 fiscal year
PKO
Craig A. Dawson	Class III	Annual Meeting for the 2016-2017 fiscal year
Hans W. Kertess	Class I	Annual Meeting for the 2017-2018 fiscal year
William B. Ogden, IV	Class I	Annual Meeting for the 2017-2018 fiscal year
Deborah A. DeCotis	Class I	Annual Meeting for the 2017-2018 fiscal year

*	A Trustee of PCN, PTY or PKO re-elected or elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. A Director of PCM elected at an annual meeting shall hold office until the annual meeting in which his term expires and until his successor is elected and qualifies.
[1]	Each of Mr. Dawson and Mr. Maney is an Interested Trustee/Nominee.

Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to save a vacancy).

Trustees and Officers

The business of each Fund is managed under the direction of the Fund’s Board of Trustees. Subject to the provisions of each Fund’s Declaration or Articles, its Bylaws and applicable state law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

Board Leadership Structure — Currently, and assuming the nominees are elected as proposed, the Board of Trustees of each Fund consists and will continue to consist of eight Trustees, six of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Manager (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Trustees and is selected by a vote of the majority of the Independent Trustees. The Chairman presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees of each Fund meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established four standing Committees to facilitate oversight of the management of the Funds: the Audit Oversight Committee, the Nominating Committee, the Valuation Oversight Committee and the Compensation Committee. The functions and role of each Committee are described below under “— Board Committees and Meetings.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios overseen by the Board that are advised by the Manager or have an investment adviser that is an affiliated person of the Manager (the “Fund Complex”), the variety of asset classes those portfolios include, the net assets of each Fund and other portfolios overseen by the Board in the Fund Complex and the management and other service arrangements of each Fund and such other portfolios. The Board also believes that its structure, including the presence of two Trustees who are executives with the Manager or Manager-affiliated entities, facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees.

Risk Oversight — Each of the Funds has retained the Manager to provide investment advisory services and administrative services. The Manager is principally responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager serve as the Funds’ officers, including the Funds’ principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Funds’ other service providers have adopted policies, processes, and procedures to identify, assess and manage different types of risks associated with each Fund’s activities. The Board oversees the performance of these functions by the Manager and the Funds’ other service providers, both directly and through the Committee structure it has established. The Board receives from the Manager a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include reports on investment and market risks, custody and valuation of Fund assets, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the individual portfolio managers of the Funds or their delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. The Board has emphasized to the Manager the importance of maintaining vigorous risk-management programs and procedures.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Manager’s organization and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information Regarding Trustees and Nominees.

The following table provides information concerning the Trustees/Nominees of the Funds.

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Independent Trustees/Nominees
Hans W. Kertess 1939	Chairman of the Board, Trustee, Nominee	PCM-Since 2008	President, H. Kertess & Co., a financial advisory company. Senior Adviser, Royal Bank of Canada Capital Markets. Formerly, Managing Director and Consultant, Royal Bank of Canada Capital Markets.	92	None
PCN/PTY/PKO- Class I		PCN-Since 2002
PCM- Class II		PTY-Since 2003
PKO-Since 2007

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Deborah A. DeCotis 1952 PCM/PTY-Class III PCN- Class II PKO- Class I	Trustee, Nominee	PCM/ PCN/ PTY/ PKO- Since 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2011); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Helena Rubenstein Foundation (1997-2010).	92	None

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Bradford K. Gallagher 1944 PCM/PTY-Class II PCN/PKO-Class III	Trustee	PCM/ PCN/ PTY/ PKO- Since 2010	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	92	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009- 2010) and Trustee of Nicholas- Applegate Institutional Funds (2007-2010).

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
James A. Jacobson 1945 PCM-Class I PCN/PTY/PKO-Class II	Trustee	PCM/PCN/ PTY/PKO- Since 2009	Retired. Trustee and Chairman of Investment Committee, Ronald McDonald House of New York (since 2002); Trustee, Taft School, Watertown, CT (since 2007); Trustee, New Jersey City University, Jersey City, NJ (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	92	Trustee, Alpine Mutual Funds Complex consisting of 17 funds.

William B. Ogden, IV 1945	Trustee, Nominee	PCM-Since 2008	Retired. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92	None
PCM/PCN/PTY/PKO-Class I		PCN/PTY- Since 2006
		PKO-Since 2008

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Alan Rappaport 1953 PCM/PKO- Class III PCN/PTY-Class I	Trustee, Nominee	PCM/ PCN/ PTY/ PKO- Since 2010	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust, a private bank (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (2013-2014); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).	92	Director, Victory Capital Management

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Interested Trustees/Nominees
Craig A. Dawson** 1968 650 Newport Center Drive, Newport Beach, CA 92660 PCM/PCN/PTY/PKO-Class III	Trustee, Nominee	PCM/ PCN/ PTY/ PKO- Since 2014	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
John C. Maney*** 1959 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660 PCM/PKO-Class II PCN/PTY-Class III	Trustee, Nominee	PCM-Since 2008 PCN/PTY- Since 2006 PKO-Since 2007	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global investors Fund Management LLC (from January 2007-December 2014) and Managing Director of Allianz Global Investors Fund Management LLC (from January 2011 to June 2014).	25	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
**	Mr. Dawson is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with PIMCO and its affiliates.
***	Mr. Maney is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

The following table states the dollar range of equity securities beneficially owned as of the Record Date by each Trustee and nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustees in the “family of investment companies,” including the Funds.

Name of Trustee/ Nominee*	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/ Nominee in the Family of Investment Companies*
Independent Trustees/Nominees
Hans W. Kertess	None	Over $100,000
Deborah A. DeCotis	None	Over $100,000
Bradford K. Gallagher	$50,001 - $100,000 (PCM)	Over $100,000
James A. Jacobson	None	Over $100,000
William B. Ogden, IV	None	$50,001 - $100,000
Alan Rappaport	$10,001 - $50,000 (PCN)	$50,001 - $100,000
Interested Trustees/Nominees
John C. Maney	None	Over $100,000
Craig A. Dawson	$1 - $10,000 (PTY)	Over $100,000

*	Securities are valued as of the Record Date.

To the knowledge of the Funds, as of the Record Date, Trustees and nominees who are Independent Trustees or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Mr. Ogden owns a less than 1% limited liability company interest in PIMCO Global Credit Opportunity Onshore Fund LLC, a PIMCO-sponsored private investment vehicle.

Compensation. Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Dynamic Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global StocksPLUS®& Income Fund, PIMCO Strategic Income Fund, Inc. and PIMCO

Dynamic Credit Income Fund, each a closed-end fund for which the Manager serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which the Manager serves as investment manager (together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”).

In addition, each of the Independent Trustees also serves as a trustee of AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI Equity & Convertible Income Fund, Allianz Funds, Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust and Premier Multi-Series VIT (together, the “Allianz-Managed Funds”), for which Allianz Global Investors Fund Management LLC (“AGIFM”), an affiliate of PIMCO that served as the investment manager of the PIMCO-Managed Funds prior to the close of business on September 5, 2014 (see “Additional Information — Investment Manager” below), serves as investment adviser.

As indicated below, certain of the officers of the Funds are affiliated with the Manager.

Prior to the close of business on September 5, 2014, including during a portion of the periods covered in the table below, each of the PIMCO-Managed Funds and Allianz-Managed Funds held joint meetings of their Boards of Trustees whenever possible, and each Trustee, other than any Trustee who was a director, officer, partner or employee of the Manager, AGIFM or any entity controlling, controlled by or under common control with the Manager or AGIFM, received annual compensation of $250,000 for service on the Boards of all of the PIMCO-Managed Funds and Allianz-Managed Funds, payable quarterly. The Independent Chairman of the Boards received an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman received an additional $50,000 annually, payable quarterly. Trustees were also reimbursed for meeting-related expenses.

During periods prior to September 5, 2014, each Trustee’s compensation and other costs in connection with joint meetings were allocated among the PIMCO-Managed Funds and Allianz-Managed Funds, as applicable, on the basis of fixed percentages as between such groups of Funds. Trustee compensation and other costs were then further allocated pro rata among the individual funds within each grouping based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Subsequent to September 5, 2014, in connection with a new investment management agreement between the PIMCO-Managed Funds and the Manager and the termination of the investment management agreement between the PIMCO-Managed Funds and AGIFM (see “Additional Information — Investment Manager” below), each of the PIMCO-Managed Funds began holding, and are expected to continue to hold, joint meetings of their Boards of Trustees whenever possible, but will generally no longer hold joint meetings with the Allianz-Managed Funds. Under the new Board structure, each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

The Funds have no employees. The Funds’ officers, Mr. Dawson and Mr. Maney are compensated by the Manager or one of its affiliates, as applicable.

The Trustees do not currently, nor did they prior to September 5, 2014, receive any pension or retirement benefits from the Funds or the Fund Complex.

The following table provides information concerning the compensation paid to the Trustees and nominees for the fiscal years ended October 31, 2014 for PCN and PKO, November 30, 2014 for PTY and December 31, 2014 for PCM (for information on each Fund’s recent change in fiscal year, see “Additional Information — Independent Registered Public Accounting Firm”). For the calendar year ended December 31, 2014, the Trustees received the compensation set forth in the table below for serving as Trustees of the Funds and other funds in the same Fund Complex as the Funds. Each officer and each Trustee who is a director, officer, partner, member or employee of the Manager, or of any entity controlling, controlled by or under common control with the Manager, including any Interested Trustee, serves without any compensation from the Funds.

Compensation Table

Name of Trustee/ Nominees	Aggregate Compensation from PCM for the Fiscal Year Ended December 31, 2014	Aggregate Compensation from PCN for the Fiscal Year Ended October 31, 2014	Aggregate Compensation from PTY for the Fiscal Year Ended November 30, 2014	Aggregate Compensation from PKO for the Fiscal Year Ended October 31, 2014	Total Compensation from the Funds and Fund Complex Paid to Trustees/Nominees for the Calendar Year Ended December 31, 2014*
Independent Trustee/Nominee
Hans W. Kertess	$2,000	$8,000	$16,000	$5,000	$306,000
Bradford K. Gallagher	$1,000	$6,000	$12,000	$4,000	$234,000
James A. Jacobson	$2,000	$8,000	$14,000	$4,000	$281,000
William B. Ogden, IV	$1,000	$6,000	$12,000	$4,000	$234,000
Alan Rappaport	$1,000	$6,000	$12,000	$4,000	$234,000
Deborah A. DeCotis	$1,000	$6,000	$12,000	$4,000	$234,000
Interested Trustee/Nominee
John C. Maney	$0	$0	$0	$0	$0
Craig A. Dawson**	$0	$0	$0	$0	$0

*	In addition to the PIMCO-Managed Funds, which are advised by the Manager, during each Fund’s most recently completed calendar year, all of the Trustees (other than Mr. Dawson) served as trustees of the Allianz-Managed Funds, which are managed by an affiliate of the Manager.
**	Mr. Dawson became a Trustee of the Funds effective at the close of business on September 5, 2014. Neither he nor Mr. Maney receive compensation from the Funds.

Trustee Qualifications — The Board has determined that each Trustee is qualified to serve as such based on several factors (none of which alone is decisive). Each Trustee, with the exception of Mr. Dawson, has served in such role for several years. Mr. Dawson, who is also a Managing Director and Head of Strategic Business Management at PIMCO, has served as a Trustee of the Fund since PIMCO assumed the role of the Fund’s investment adviser and administrator in 2014. Accordingly, each Trustee is knowledgeable about the Funds’ business and service provider arrangements, and has also served for several years as trustee or director to a number of other investment companies advised by the Manager and its affiliates. Among the factors the Board considered when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Funds. The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co. and a Senior Adviser of Royal Bank of Canada Capital Markets, and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

Craig A. Dawson — Mr. Dawson has substantial executive experience in the investment management industry. Mr. Dawson is a Managing Director at PIMCO and Head of Strategic Business Management. In that role he is in charge of guiding PIMCO’s new business initiatives. Prior to taking on this position, Mr. Dawson was in charge of PIMCO’s Munich office and head of European product management. Mr. Dawson also serves as a Director of a number of PIMCO’s European investment vehicles and affiliates. Because of his familiarity with PIMCO and its affiliates, Mr. Dawson serves as an important information resource for the Independent Trustees and as a facilitator of communication with PIMCO.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing

Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Funds with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (the “NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Funds with significant financial expertise, serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Manager. Because of his familiarity with the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with Allianz Asset Management of America L.P., PIMCO’s U.S. parent company.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for, and provide mergers and acquisition advisory services to, asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust. He is currently an Advisory Director of an investment firm.

Board Committees and Meetings.

Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Fund’s Audit Oversight Committee currently consists of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is the Chairman of each Fund’s Audit Oversight Committee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and approves non-audit services to be performed by the auditors for certain affiliates, including the Manager and entities in a control relationship with the Manager that provide services to each Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm. Each member of each Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through September 5, 2014, is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee of PCN and PKO, dated December 22, 2014, is attached to this Proxy Statement as Exhibit C-1. A report of the Audit Oversight Committee of PTY, dated January 22, 2015, is attached to this Proxy Statement as Exhibit C-2. A report of the Audit Oversight Committee of PCM, dated February 18, 2015, is attached to this Proxy Statement as Exhibit C-3.

Nominating Committee. The Board of each Fund has a Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when

Trustees are to be nominated for election by shareholders. The Nominating Committee of each Fund has adopted a charter, which is attached to this Proxy Statement as Exhibit B.

Each member of each Fund’s Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

Qualifications, Evaluation and Identification of Trustee/Nominees. The Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser, (iv) shareholders of the Fund, and (v) any other source the Committee deems to be appropriate. The Nominating Committee of each Fund may, but is not required to, retain a third party search firm at a Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustees, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the PIMCO Sponsored Closed-End Funds,” which are set forth as Appendix B to the Funds’ Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter for each Fund, which is attached to this Proxy Statement as Exhibit B for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Diversity. The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

Valuation Oversight Committee. The Board of each Fund has a Valuation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. Mr. Ogden is the Chair of each Fund’s Valuation Oversight Committee. The Valuation Oversight Committee has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Oversight Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from the Manager regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Compensation Committee. The Board of each Fund has a Compensation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager or any entity controlling, controlled by or under common control with the Manager.

Meetings. With respect to PCM, during the fiscal year ended December 31, 2014, the Board of Directors held four regular meetings and five special meetings. The Audit Oversight Committee met in separate session five times, the Nominating Committee met in separate session twice, the Valuation Oversight Committee met in separate session four times and the Compensation Committee met in separate session once. Each Director (other than Mr. Dawson, who was not a Director of the Fund prior to September 5, 2014) attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Director served for PCM that were held during the fiscal year ended December 31, 2014. Mr. Dawson has attended all of the meetings of the Board since his appointment as a Director.

With respect to PCN, during the fiscal year ended October 31, 2014, the Board of Trustees held four regular meetings and five special meetings. The Audit Oversight Committee met in separate session three times, the Nominating Committee met in separate session twice, the Valuation Oversight Committee met in separate session four times and the Compensation Committee met in separate session twice. Each Trustee (other than Mr. Dawson, who was not a Trustee of the Fund prior to September 5, 2014) attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PCN that were held during the fiscal year ended October 31, 2014. Mr. Dawson has attended all of the meetings of the Board since his appointment as a Trustee.

With respect to PTY, during the fiscal year ended November 30, 2014, the Board of Trustees held four regular meetings and five special meetings. The Audit Oversight Committee met in separate session three times, the Nominating Committee met in separate session twice, the Valuation Oversight Committee met in separate session four times and the Compensation Committee met in separate session twice. Each Trustee (other than Mr. Dawson, who was not a Trustee of the Fund prior to September 5, 2014) attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PTY that were held during the fiscal year ended November 30, 2014. Mr. Dawson has attended all of the meetings of the Board since his appointment as a Trustee.

With respect to PKO, during the fiscal year ended October 31, 2014, the Board of Trustees held four regular meetings and five special meetings. The Audit Oversight Committee met in separate session three times, the Nominating Committee met in separate session twice, the Valuation Oversight Committee met in separate session four times and the Compensation Committee met in separate session twice. Each Trustee (other than Mr. Dawson, who was not a Trustee of the Fund prior to September 5, 2014) attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PKO that were held during the fiscal year ended October 31, 2014. Mr. Dawson has attended all of the meetings of the Board since his appointment as a Trustee.

The Trustees generally do not attend the annual shareholder meetings.

Shareholder Communications with the Board of Trustees. The Board of Trustees of each Fund has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Joshua D. Ratner, Vice President, Secretary and Chief Legal Officer (“CLO”), PIMCO Investment Management Company LLC, 1633 Broadway, New York, New York 10019. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The CLO of each Fund or his designee is responsible for reviewing properly submitted shareholder communications. The CLO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The CLO may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance. Each Fund’s Trustees and certain officers, investment adviser, certain affiliated persons of the investment adviser and persons who beneficially own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, each Fund believes that each of the Trustees and relevant officers, investment adviser and relevant affiliated persons of the investment adviser and the persons who beneficially own more than 10% of any class of outstanding securities of a Fund has complied with all applicable filing requirements during each Fund’s respective fiscal year.

Required Vote. The election of Mr. Dawson and re-election of Mr. Rappaport and Ms. DeCotis to the Board of PCM will require the affirmative vote of a majority of the votes of the Common Shareholders of PCM cast in the election of Directors at the Meeting, in person or by proxy. The election of Mr. Dawson and the re-election of Messrs. Rappaport and Ogden to the Board of Trustees of PCN will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of the Fund cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Mr. Kertess to the Board of Trustees of PCN will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the Fund cast in the election of Trustees at the Meeting, in person or by proxy. The election of Mr. Dawson and the re-election of Mr. Maney and Ms. DeCotis to the Board of Trustees of PTY will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders of the Fund (voting together as a single class) of the Fund cast in the election of Trustees at the Meeting, in person or by proxy. The election of Mr. Dawson and the re-election of Messrs. Kertess and Ogden and Ms. DeCotis to the Board of Trustees of PKO will require the affirmative vote of a plurality of the votes of the Common Shareholders of the Fund cast in the election of Trustees at the Meeting, in person or by proxy.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL FOR EACH FUND.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds. The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of PCN, PTY and PKO hold office at the pleasure of the relevant Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers of PCM hold office until the next annual meeting of the Board of Directors for choosing officers and until his successor shall have been elected and qualified. Officers and employees of the Funds who are principals, officers, members or employees of the Manager are not compensated by the Funds.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President; Principal Executive Officer	Since 2014	Managing Director, PIMCO. President and Principal Executive Officer, PIMCO-Managed Funds. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.

Joshua D. Ratner[2] 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson[2] 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
William G. Galipeau[1] 1974	Treasurer, Principal Financial & Accounting Officer	Since 2014	Executive Vice President, PIMCO. Treasurer and Principal Financial & Accounting Officer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.

Erik C. Brown[1] 1967	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Stacie D. Anctil[1] 1969	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Ryan Leshaw[1] 1980	Assistant Secretary	Since 2014	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Each of the Funds’ executive officers is an “interested person” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager. Effective at the close of business on September 5, 2014, the Manager, located at 650 Newport Center Drive, Newport Beach, CA, 92660, assumed responsibility as the investment manager to the Funds pursuant to a new investment management agreement (the “Agreement”) between each Fund and the Manager (the “Transition”). Under the Agreement, the Manager provides the day-to-day portfolio management services it provided to each Fund as its sub-adviser and also assumed responsibility for the supervisory and administrative services previously provided by each Fund’s former investment manager, AGIFM. As part of the Transition, the Manager’s personnel replaced AGIFM personnel as officers of each Fund and in other roles to provide and/or oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of the Funds. The Manager is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company.

Independent Registered Public Accounting Firm. On December 16, 2014, the Board of Trustees approved a change of PCM’s fiscal year end from December 31 to June 30, a change of PCN’s fiscal year end from October 31 to July 31, a change of PTY’s fiscal year end from November 30 to July 31 and a change of PKO’s fiscal year end from October 31 to June 30. Each of PCM’s and PKO’s current fiscal year will end on June 30, 2015 and each of PCN’s and PTY’s current fiscal year will end on July 31, 2015. The Audit Oversight Committee of each Fund’s Board and the full Board of each Fund unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal years ending June 30, 2015 for PCM and PKO and July 31, 2015 for PTY and PCN. PwC served as the independent registered public accounting firm of each Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager serves as investment adviser. PwC is located at 300 Madison Avenue, New York, New York 10017. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds. A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. A member of the Audit Oversight Committee to whom this responsibility has been delegated (a “Designated Member”) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed a pre-determined dollar threshold. Any such pre-approval by the Designated Member is reported to the full Audit Oversight Committee for ratification at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years, the Audit Fees billed by PwC to the Fund are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
PCM	December 31, 2014	$28,961
	December 31, 2013	$65,000
PCN	October 31, 2014	$43,616
	October 31, 2013	$82,000
PTY	November 30, 2014	$51,653
	November 30, 2013	$85,000
PKO	October 31, 2014	$35,803
	October 31, 2013	$75,000

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares for PCN and PTY), attestation reports and comfort letters. The table below shows, for each Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to that Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees
PCM	December 31, 2014	$0
	December 31, 2013	$0
PCN	October 31, 2014	$16,480
	October 31, 2013	$16,000
PTY	November 30, 2014	$12,360
	November 30, 2013	$12,000
PKO	October 31, 2014	$0
	October 31, 2013	$0

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to each Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds:

Fund	Fiscal Year Ended	Tax Fees
PCM	December 31, 2014	$8,000
	December 31, 2013	$15,990
PCN	October 31, 2014	$16,470
	October 31, 2013	$15,990
PTY	November 30, 2014	$16,470
	November 30, 2013	$15,990
PKO	October 31, 2014	$16,470
	October 31, 2013	$15,990

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during each Fund’s last two fiscal years, for services rendered to each Fund and the Fund’s Accounting Affiliates are shown in the table below:

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
PCM	December 31, 2014	$8,000	$8,312,459	$8,320,459
	December 31, 2013	$15,530	$8,842,530	$8,858,060
PCN	October 31, 2014	$32,950	$6,830,344	$6,863,294
	October 31, 2013	$31,990	$7,461,083	$7,493,073
PTY	November 30, 2014	$28,830	$6,830,344	$6,859,174
	November 30, 2013	$27,990	$7,534,093	$7,562,083
PKO	October 31, 2014	$16,470	$6,830,344	$6,846,814
	October 31, 2013	$15,990	$7,476,623	$7,492,613

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Effective at the close of business on September 5, 2014, pursuant to its Investment Management Agreement with the Funds, PIMCO began bearing Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees with respect to the Funds under its new investment management agreement with the Funds. These fees were borne by the Funds for periods prior to September 5, 2014.

Other Business. As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation. A quorum for each of PCN, PTY and PKO at the applicable Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at such Meeting, except that, where the Preferred Shares or Common Shares will vote as separate classes, then 30% of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business by that class. For PCM, the presence at the Meeting, in person or by proxy, of Shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum. In the event that a quorum is not present at a Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the proposal set forth in the Notice are not received by the time scheduled for a Meeting, the persons named as proxies may propose one or more adjournments of such Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies for a Fund, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the applicable Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require, with respect to PCN, PTY and PKO, the affirmative vote of a plurality of the Shares of the relevant Fund, or, with respect to PCM, the affirmative vote of a majority of the Shares of PCM entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. In the case of a proposal to elect Trustees recommended by the Nominating Committee, the persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of one or more of the nominees. They will vote against any such adjournment those proxies submitted that instruct them to withhold all votes on the nominees. The costs of any additional solicitation and of any adjourned session will be borne by PIMCO under its investment management agreement with the Funds. Any proposals properly before a Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Votes cast by proxy or in person at a Meeting will be counted by persons appointed by PCN, PTY and PKO as tellers and by PCM as inspectors (collectively, the “Tellers/Inspectors”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers/Inspectors will include the total number of Shares present at a Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will have no effect on the outcome of such a Proposal.

Reports to Shareholders. Below are the dates on or about which the Annual Reports to Shareholders for the most recently completed fiscal year of each Fund were mailed:

Fund	Mail Date for Annual Report to Shareholders for the Most Recently Completed Fiscal Year
PCM	February 24, 2015
PCN	January 9, 2015
PTY	February 5, 2015
PKO	January 9, 2015

Additional copies of the Funds’ Annual Reports and Semi-Annual Reports may be obtained without charge from the Funds by calling 1-(844)-337-4626 or by visiting the Funds’ website at www.pimco.com/closedendfunds.

Shareholder Proposals for the Annual Meeting for the 2015-2016 Fiscal Year. It is currently anticipated that each Fund’s next annual meeting of

Shareholders after the Meeting addressed in this Proxy Statement will be held in April 2016. Proposals of Shareholders intended to be presented at that annual meeting of each Fund must be received by each Fund no later than November 11, 2015 for inclusion in each Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for each Fund intended to be presented at the annual meeting for the 2015-2016 fiscal year (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by each Fund, in good order and complying with all applicable legal requirements and requirements set forth in each Fund’s Bylaws. PCN’s, PTY’s and PKO’s Bylaws each provide that any such proposal must be received in writing by each Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which each Fund first mailed its proxy materials for the prior year’s shareholder meeting; provided that, if, in accordance with applicable law, the upcoming shareholder meeting is set for a date that is not within 30 days from the anniversary of each Fund’s prior shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming shareholder meeting date or (ii) the 10th business day following the date such upcoming shareholder meeting date is first publicly announced or disclosed. PCM’s Bylaws provide that any such proposal must be received in writing by the Fund not less than 60 days nor more than 90 days prior to the first anniversary date of the annual meeting for the prior year; provided that, if, in accordance with applicable law, the annual meeting is not set for a date that is within 30 days from the anniversary of the Fund’s prior shareholder meeting, such proposals must be received by the later of the close of business on (i) the date 60 days prior to such upcoming shareholder meeting date or (ii) the 14th business day following the date such upcoming shareholder meeting date is first publicly announced or disclosed. Assuming the next annual meeting is ultimately scheduled to be within 30 days of the April 30 anniversary of this year’s meeting, such proposals must be received no earlier than January 10, 2016 and no later than January 25, 2016 for PCN, PTY and PKO and no earlier than December 11, 2015 and no later than January 10, 2016 for PCM. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates described above, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE APPLICABLE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

February 27, 2015

Exhibit A to Proxy Statement

PIMCO Sponsored Closed-End Funds

Audit Oversight Committee Charter

(Adopted as of January 14, 2004,

as amended through September 5, 2014)

The Board of Trustees (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each, a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co- chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set forth in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2. To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the applicable rules of the Public Company Accounting Oversight Board (the “PCAOB”).

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates.

The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit- related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by the applicable rules of the PCAOB and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9. Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11. Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust, Articles of Incorporation and/or Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for, or arrange for the provision of, appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of September 5, 2014)

PCM FUND, INC. (PCM)

PIMCO MUNICIPAL INCOME (PMF)

PIMCO MUNICIPAL INCOME II (PML)

PIMCO MUNICIPAL INCOME III (PMX)

PIMCO CALIFORNIA MUNICIPAL INCOME (PCQ)

PIMCO CALIFORNIA MUNICIPAL INCOME II (PCK)

PIMCO CALIFORNIA MUNICIPAL INCOME III (PZC)

PIMCO NEW YORK MUNICIPAL INCOME (PNF)

PIMCO NEW YORK MUNICIPAL INCOME II (PNI)

PIMCO NEW YORK MUNICIPAL INCOME III (PYN)

PIMCO CORPORATE AND INCOME STRATEGY (PCN)

PIMCO CORPORATE AND INCOME OPPORTUNITY (PTY)

PIMCO HIGH INCOME (PHK)

PIMCO INCOME STRATEGY (PFL)

PIMCO INCOME STRATEGY II (PFN)

PIMCO INCOME OPPORTUNITY (PKO)

PIMCO GLOBAL STOCKSPLUS & INCOME (PGP)

PIMCO STRATEGIC INCOME FUND, INC. (RCS)

PIMCO DYNAMIC INCOME (PDI)

PIMCO DYNAMIC CREDIT INCOME (PCI)

Exhibit B to Proxy Statement

Nominating Committee Charter

PIMCO Managed Accounts Trust and

PIMCO Sponsored Closed-End Funds

The Boards of Directors/Trustees (the “Boards”) of each Trust and respective series thereof (each Trust or series, a “Fund”) have adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of each Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of each Committee is the screening and nomination of candidates for election to the Board as independent Directors/Trustees.

Organization and Governance

Each Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. Each Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of a Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

A Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund’s Bylaws.

Qualifications for Director/Trustee Nominees

A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors/Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub- advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

A Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A (for PIMCO Managed Accounts Trust) and Appendix B (for the PIMCO Sponsored Closed-End Funds) to this Charter, as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A or Appendix B (as applicable) will not be considered by the Committee).

Recommendation of Candidates to the Board

A Committee will recommend to the Board the Directors/Trustees candidates that it deems qualified to serve as independent directors/trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates for PIMCO Managed Accounts Trust

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class, if any) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class, if any) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Appendix B

Procedures for Shareholders to Submit Nominee Candidates for the PIMCO Sponsored Closed-End Funds

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder/stockholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors/Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Exhibit C-1 to Proxy Statement

Report of Audit Oversight Committees

of the Boards of Trustees of

PIMCO Corporate & Income Strategy Fund (PCN)

PIMCO Income Opportunity Fund (PKO)

(each, a “Fund” and, collectively, the “Funds”)

Dated December 22, 2014

The Audit Oversight Committee (the “Committee”) oversees the Funds’ financial reporting process on behalf of the Board of Trustees of each Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with each Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Funds’ financial statements for the fiscal year ended October 31, 2014 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, the audited financial statements for the fiscal year ended October 31, 2014. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager prior to September 5, 2014 and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser prior to September 5, 2014 and current investment manager and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to each Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Funds’ independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Boards and recommends that (1) the audited financial statements for the fiscal year ended October 31, 2014 be included in the Funds’ Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Funds’ independent registered public accounting firm for PCN’s fiscal year ending July 31, 2015 and PKO’s fiscal year ending June 30, 2015.

Submitted by the Audit Oversight Committees of the Boards of Trustees:

Deborah A. DeCotis,

Bradford K. Gallagher,

James A. Jacobson,

Hans W. Kertess,

William B. Ogden, IV and

Alan Rappaport

Exhibit C-2 to Proxy Statement

Report of Audit Oversight Committee

of the Board of Trustees of

PIMCO Corporate & Income Opportunity Fund (PTY)

(the “Fund”)

Dated January 22, 2015

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended November 30, 2014 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended November 30, 2014. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the

Fund’s investment manager prior to September 5, 2014 and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser prior to September 5, 2014 and current investment manager and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended November 30, 2014 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2015.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Deborah A. DeCotis,

Bradford K. Gallagher,

James A. Jacobson,

Hans W. Kertess,

William B. Ogden, IV and

Alan Rappaport

Exhibit C-3 to Proxy Statement

Report of Audit Oversight Committee

of the Board of Trustees of

PCM Fund, Inc. ( the “Fund”)

Dated February 18, 2015

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended December 31, 2014 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended December 31, 2014. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

The Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager prior to September 5, 2014 and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser prior to September 5, 2014 and current investment manager and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended December 31, 2014 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Deborah A. DeCotis,

Bradford K. Gallagher,

James A. Jacobson,

Hans W. Kertess,

William B. Ogden, IV and

Alan Rappaport

PROXY CARD

PIMCO

PCM FUND, INC.

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy voting number found below

3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. LIVE with a live operator when you call toll-free (877) 536-1558 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

12345678910

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 30, 2015

The undersigned holder of common shares of PCM Fund, Inc., a Maryland corporation (the “Fund”), hereby appoint(s) Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on April 30, 2015 beginning at 11:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated February 27, 2015. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETINGOR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2015. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2014 for PCM Fund, Inc. are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PCM FUND, INC. – COMMON SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example

FOR

WITHHOLD

A.

Election of Directors — The Board of Directors urges you to vote FOR the election of the Nominees.

1.

Nominees:

(01) Craig A. Dawson

O

O

(02) Alan Rappaport

O

O

(03) Deborah A. DeCotis

O

O

2.

To vote and otherwise represent the undersigned on any other business that may properly come before the Annual meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.

DocID;

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PIMCO

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO CORPORATE & INCOME STRATEGY FUND

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy voting number found below

3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. LIVE with a live operator when you call toll-free (877) 536-1558 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 30, 2015

The undersigned holder of common shares of PIMCO Corporate & Income Strategy Fund, a Massachusetts business trust (the “Fund”), hereby appoint(s) Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on April 30, 2015 beginning at 11:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated February 27, 2015. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETINGOR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2015. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended October 31, 2014 for PIMCO Corporate & Income Strategy Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PIMCO CORPORATE & INCOME STRATEGY FUND – COMMON SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: Š

PROPOSAL FOR WITHHOLD

a. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:

(01) Craig A. Dawson

(02) William B. Ogden, IV

(03) Alan Rappaport

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

b. Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PIMCO

PROXYCARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO CORPORATE & INCOME STRATEGY FUND

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy voting number found below

3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. LIVE with a live operator when you call toll-free (877) 536-1558 Monday through Friday 9 a.m. to 10 p.m. Eastern time

12345678910

CONTROL NUMBER

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 30, 2015

SHAREHOLDER NAME

AND ADDRESS HERE

The undersigned holder of preferred shares of PIMCO Corporate & Income Strategy Fund, a Massachusetts business trust (the “Fund”), hereby appoint(s) Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on April 30, 2015 beginning at 11:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated February 27, 2015. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETINGOR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2015. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended October 31, 2014 for PIMCO Corporate & Income Strategy Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]

[BAR CODE HERE]

[CUSIP HERE]

PIMCO CORPORATE & INCOME STRATEGY FUND – PREFERRED SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:

FOR

WITHHOLD

PROPOSAL

PROXYCARD

A.

Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:

Craig A. Dawson O O

William B. Ogden, IV O O

Alan Rappaport O O

(04) Hans W. Kertess O O

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy voting number found below

3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. LIVE with a live operator when you call toll-free (877) 536-1558 Monday through Friday 9 a.m. to 10 p.m. Eastern time

12345678910

CONTROL NUMBER

PROXY VOTING OPTIONS

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PIMCO INCOME OPPORTUNITY FUND

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 30, 2015

The undersigned holder of common shares of PIMCO Income Opportunity Fund, a Massachusetts business trust (the “Fund”), hereby appoint(s) Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on April 30, 2015 beginning at 11:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated February 27, 2015. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETINGOR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2015. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended October 31, 2014 for PIMCO Income Opportunity Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]

PIMCO

PROXYCARD

[BAR CODE HERE] [CUSIP HERE]

PROXYCARD

PIMCO INCOME OPPORTUNITY FUND – COMMON SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:

PROPOSAL

FOR WITHHOLD

A.

Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:

Craig A. Dawson

William B. Ogden, IV

Deborah A. DeCotis

(04) Hans W. Kertess

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

PIMCO

PROXY CARD

PIMCO CORPORATE & INCOME OPPORTUNITY FUND

SIGN, DATE AND VOTE ON THE REVERSE SIDE

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy voting number found below

3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. LIVE with a live operator when you call toll-free (877) 536-1558 Monday through Friday 9 a.m. to 10 p.m. Eastern time

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

CONTROL NUMBER 12345678910

TO BE HELD ON APRIL 30, 2015

The undersigned holder of common shares of PIMCO Corporate & Income Opportunity Fund, a Massachusetts business trust (the “Fund”), hereby appoint(s) Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on April 30, 2015 beginning at 11:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated February 27, 2015. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETINGOR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2015. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended November 30, 2014 for PIMCO Corporate & Income Opportunity Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PIMCO CORPORATE & INCOME OPPORTUNITY FUND – COMMON SHARES

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:

PROPOSAL

List Paragraph;

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:

(01) Craig A. Dawson O O

(02) John C. Maney O O

(03) Deborah A. DeCotis O O

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address – Please print new address below. Comments – Please print your comments below.

DocID;

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PIMCO

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO CORPORATE & INCOME OPPORTUNITY FUND

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy voting number found below

3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. LIVE with a live operator when you call toll-free (877) 536-1558 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 30, 2015

The undersigned holder of preferred shares of PIMCO Corporate & Income Opportunity Fund, a Massachusetts business trust (the “Fund”), hereby appoint(s) Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on April 30, 2015 beginning at 11:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated February 27, 2015. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETINGOR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2015. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended November 30, 2014 for PIMCO Corporate & Income Opportunity Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

48501088_2

PIMCO CORPORATE & INCOME OPPORTUNITY FUND – PREFERRED SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:

PROPOSAL FOR WITHHOLD

a. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:

(01) Craig A. Dawson

(02) John C. Maney

(3) Deborah A. DeCotis

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

b. Non-Voting Items

Change of Address – Please print new address below. Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

48501088_2